UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 1, 2013

REGALWORKS MEDIA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52846	76-0766174
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

225 SANTA MONICA BOULEVARD, SUITE 300
SANTA MONICA, CA. 90401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (703) 220-9977

AmerElite Solutions, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a) and (b)

On November 1, 2013, RegalWorks Media, Inc., a Nevada corporation (the “Company”), engaged PLS CPA, a professional corporation (“PLS”) as the Company’s independent registered public accounting firm for the year ending December 31, 2013. In connection with the anticipated engagement of PLS on November 1, 2013, the Company informed Ronald R. Chadwick, (“Chadwick”), that it was dismissed as the Company’s independent registered public accounting firm effective immediately. The decision to change auditors was approved by the Board of Directors upon completion of a review process.

Chadwick’s reports on the Company’s financial statements for the fiscal years ended December 31, 2012 and December 31, 2011 did not contain an adverse opinion or a disclaimer of opinion, and neither such report was qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2012 and December 31, 2011 and the subsequent interim period through August 15, 2013, there was no (i) disagreement with Chadwick on any manner of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Chadwick, would have caused Chadwick to make reference to the matter in connection with its report or (ii) reportable event (as described in paragraph (a)(1)(v) of Item 304 0f Regulation S-K.

The Company has provided Chadwick with the disclosure made herein and has requested that Chadwick furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of Chadwick’s letter is included as Exhibit 16.1 to this report.

During the fiscal years ended December 31, 2012 and December 31, 2011 and the subsequent interim period through August 15, 2013, the Company did not consult with Chadwick regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a reportable event (as defined in paragraph (a)(1)(v) of Item 304 of Regulation S-K.)Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

16.1	Letter of Ronald R. Chadwick dated November 4, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RegalWorks Media, Inc.

By:	/s/ Dane West
Dane West Chief Executive Officer

Date:  November 4, 2013

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